UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2013

GARDNER DENVER, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-13215	76-0419383
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1500 Liberty Ridge Drive, Suite 3000 Wayne, PA	19087
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 249-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8–Other Events

Item 8.01	Other Events.

On March 7, 2013, Gardner Denver, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Renaissance Parent Corp., a Delaware corporation (“Parent”), and Renaissance Acquisition Corp., a Delaware corporation and a direct wholly owned subsidiary of Parent (“Acquisition Sub”), providing for the merger of Acquisition Sub with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent. Parent and Acquisition Sub are beneficially owned by affiliates of Kohlberg Kravis Roberts & Co. L.P. In connection with the Merger, Parent has received commitments for certain debt financing.

As part of this debt financing, Parent and Acquisition Sub plan to commence syndication of a $675 million senior unsecured bridge loan facility. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy securities.

The Company is furnishing under Item 8.01 of this Current Report on Form 8-K the information included as Exhibit 99.1. This information is being furnished to potential lenders in connection with the syndication of such bridge loan facility.

In accordance with general instruction B.2 of Form 8-K, the information contained in Item 8.01 in this Current Report on Form 8-K, including Exhibit 99.1, is to be considered “furnished” pursuant to Item 8.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act nor shall it be deemed incorporated by reference in any Company filing or report with the Securities and Exchange Commission, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such a filing or report.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Certain Financial Information

Forward-Looking Information

This Current Report on Form 8-K, including exhibits hereto, is made in reliance upon the safe harbor of the Private Securities Litigation Reform Act of 1995, including, without limitation, the statements made concerning the Company’s intent to consummate Merger with Parent. As a general matter, forward-looking statements are those focused upon anticipated events or trends, expectations, and beliefs relating to matters that are not historical in nature. Such forward-looking statements are subject to uncertainties and factors relating to the Company’s operations and business environment, all of which are difficult to predict and many of which are beyond the control of the Company. Among others, the following uncertainties and other factors could cause actual results to differ from those set forth in the forward-looking statements: (i) the risk that the Merger with Acquisition Sub may not be consummated in a timely manner, if at all; (ii) the risk that the definitive Merger Agreement may be terminated in circumstances that require the Company to pay Parent a termination fee of $103.4 million and reimbursement of their expenses of up to $10 million; (iii) risks related to the diversion of management’s attention from the Company’s ongoing business operations; (iv) risks regarding the failure of Parent to obtain the necessary financing to complete the Merger; (v) the effect of the announcement of the Merger on the Company’s business relationships (including, without limitation, customers and suppliers), operating results and business generally; and (vi) risks related to obtaining the requisite consents to the Merger, including, without limitation, the timing (including possible delays) and receipt of regulatory approvals from various domestic and foreign governmental entities (including any conditions, limitations or restrictions placed on these approvals) and the risk that one or more governmental entities may deny approval. Further risks that could cause actual results to differ materially from those matters expressed in or implied by such forward-looking statements are set forth under “Risk Factors” in the Company’s Form 10-K for the fiscal year ended December 31, 2012, and its subsequent quarterly reports on Form 10-Q. The Company does not undertake, and hereby disclaims, any duty to update these forward-looking statements, although its situation and circumstances may change in the future.

Important Information

On April 15, 2013, in connection with the merger, the Company filed its preliminary proxy statement with the Securities and Exchange Commission (the “SEC”) and will file its definitive proxy statement with the SEC at a later date. Promptly after filing its definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the merger. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE PRELIMINARY PROXY STATEMENT AND AMENDMENTS OR SUPPLEMENTS THERETO AS WELL AS ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE MERGER THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE MERGER. The preliminary proxy statement (and the definitive proxy statement, when available, and any other documents filed by the Company with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC at the Company’s website, www.gardnerdenver.com, or by contacting Investor Relations by phone at

(610) 249-2009, by email at investor.request@gardnerdenver.com or by mail at 1500 Liberty Ridge Dr. Suite 3000 Wayne, PA 19087. Detailed information regarding the names, affiliations and interests of individuals who are participants in the solicitation of proxies of the Company’s stockholders is available in the Company’s preliminary proxy statement, which was filed with the SEC on April 15, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 29, 2013	GARDNER DENVER, INC.

	By:	/s/ Brent A. Walters
	Name:	Brent A. Walters
	Title:	Vice President, General Counsel, Chief Compliance Officer and Secretary